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                  Exhibit 3.4 - Amended and Restated By-Laws


                         MAGAININ PHARMACEUTICALS INC.

ARTICLE 1

                                    Offices
                                    -------

          SECTION 1.  Registered Office.  The registered office of Magainin
                      -----------------
Pharmaceuticals Inc. (the "Corporation") in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be The Corporation Trust Company.

          SECTION 2.  Other Offices.  The Corporation may also have an office or
                      -------------
offices at other place or places within or without the State of Delaware.

ARTICLE 2
                    Meetings of Stockholders; Stockholders'
                    ---------------------------------------
                          Consent in Lieu of Meeting
                          --------------------------

          SECTION 1.  Annual Meetings.  The annual meeting of the stockholders
                      ---------------
for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the Board of Directors (the "Board") and designated in the notice or waiver of notice thereof; except that no annual meeting need be held if all actions, including the election of directors, required by the General Corporation Law of the State of Delaware to be taken at a stockholders' annual meeting are taken by written consent in lieu of meeting pursuant to Section 10 of this Article.

          SECTION 2.  Special Meetings.  A special meeting of the stockholders
                      ----------------
for any purpose or purposes may be called by the Board, the Chairman, if any, the President or the Secretary or the recordholders of at least a majority of the shares of Common Stock of the
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Corporation issued and outstanding, to be held at such place, date and hour as shall be designated in the notice or waiver of notice thereof.

          SECTION 3.  Notice of Meetings.  Except as otherwise required by
                      ------------------
statute or by the Certificate of Incorporation or these By-laws, notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 or more than 60 days before the day on which the meeting is to be held, by delivering a typewritten or printed notice thereof to him personally, or by mailing a copy of such notice, postage prepaid, directly to each such stockholder at his address as it appears in the records of the Corporation, or by transmitting notice thereof to him at such address by telegraph, cable or telephone. Every such notice shall state the place and the date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, or who shall, in person or by attorney thereunto authorized, waive such notice in writing, either before or after such meeting. Except as otherwise provided in these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such waiver of notice. Notice of any adjourned meeting of stockholders shall not be required to be given, except when expressly required by law.

          SECTION 4.  Quorum.  At each meeting of the stockholders, except where
                      ------
otherwise provided by the Certificate of Incorporation or these By-laws, the holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum a majority in interest of the stockholders present in person

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or represented by proxy and entitled to vote, or, in the absence of all the stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of stock shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

          SECTION 5.  Organization.  At each meeting of the stockholders, one of
                      ------------
the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

             (1)  the Chairman, if any;

             (2)  the President;

             (3) any other officer of the Corporation designated by the Board of Directors to act as chairman of such meeting and to preside thereat if the Chairman, if any, or the President shall be absent from such meeting; or

             (4) a stockholder of record who shall be chosen chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.

The Secretary, or if he shall be presiding over the meeting in accordance with the provisions of this Section, or if he shall be absent from such meeting, the person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

          SECTION 6.  Order of Business.  The order of business at each meeting
                      -----------------
of the stockholders shall be determined by the chairman of such meeting, but such order of business

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may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat.

          SECTION 7.  Voting.  Except as otherwise provided by law or by the
                      ------
Certificate of Incorporation or these By-laws, at each meeting of the stockholders, every stockholder of the Corporation shall be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him and registered in his name on the books of the Corporation:

             (1) on the date fixed pursuant to Section 7 of Article VI as the record date for the determination of stockholders entitled to vote at such meeting; or

             (2) if no such record date shall have been fixed, at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned
--------  -------
meeting. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor an the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such stock and vote thereon. If shares or other securities having voting power stand in the record of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary shall be given the

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written notice to the contrary and shall be furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                    (a) if only one votes, his act binds all;

                    (b) if more than one votes, the act of the majority so voting binds all; and

                    (c) if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by law.

If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section shall be the majority or even-split in interest. The Corporation shall not vote directly or indirectly any share of its own capital stock. Any vote of stock may be given by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided,
                                                                 --------
however, that no proxy shall be voted after three years from its date, unless
-------
said proxy provides for a longer period. At all meetings of the stockholders, all matters (except where other provision is made by law, by the Certificate of Incorporation or these By-laws) shall be decided by the vote of a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereon, a quorum being present. Unless demanded by a stockholder present in person or by proxy at any meeting and entitled to vote thereon, the vote on any question need not be by ballot. Upon a demand by any such stockholder for a vote by ballot upon any question, such vote by ballot shall

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be taken. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

          SECTION 8.  Inspection.  The chairman of the meeting may at any time
                      ----------
appoint two or more inspectors to serve at any meeting of the stockholders. Any inspector may be removed, and a new inspector or inspectors appointed, by the Board at any time. Such inspectors shall decide upon the qualifications of voters, accept and count votes, declare the results of such vote, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector other than a vote for or against his election to any position with the Corporation or on any other matter in which he may be directly interested. Before acting as herein provided, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

          SECTION 9.  List or Stockholders.  It shall be the duty of the
                      --------------------
Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least 10 days prior to such meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting

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or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          SECTION 10.    Stockholders' Consent In Lieu of Meeting.  Any action
                         ----------------------------------------
required by the General Corporation Law of the State of Delaware to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the stockholders.

ARTICLE 3
                              Board of Directors
                              ------------------

          SECTION 1.  General Powers.  The business, property and affairs of the
                      --------------
Corporation shall be managed by the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

          SECTION 2.  Number and Term of Office.  The number of directors shall
                      -------------------------
be fixed from time to time by the whole Board. The term "whole Board" is used herein to refer to the number of directors from time to time authorized to be on the Board regardless of the number of directors then in office. Directors need not be stockholders. Each director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided.

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          SECTION 3.  Election of Directors.  At each meeting of the
                      ---------------------
stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon shall be the directors. Unless an election by ballot shall be demanded as provided in Section 7 of Article II, election of directors may be conducted in any manner approved at such meeting.

          SECTION 4.  Resignation, Removal and Vacancies.  Any director may
                      ----------------------------------
resign at any time by giving written notice to the Board, the Chairman, if any, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Any director or the entire Board may be removed, with or without cause, at any time by vote of the holders two-thirds of the shares then entitled to vote at an election of directors, or by written consent of the stockholders pursuant to Section 10 of Article 11.

          Vacancies occurring in the Board for any reason may be filled by vote of the stockholders or by their written consent pursuant to Section 10 of
Article II or by vote of the Board or by the directors' written consent pursuant to Section 6 of this Article. If the number of directors then in office is less than a quorum, such other vacancies may be filled by vote of a majority of the directors then in office.

          SECTION 5.  Meetings.
                      --------

          (1) Annual Meetings.  As soon as practicable after each annual
              ---------------
election of directors, the Board shall meet for the purpose of organization and the transaction of other

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business, unless it shall have transacted all such business by written consent pursuant to Section 6 of this Article.

          (2) Other Meetings. Other meetings of the Board shall be  held at such
              --------------
times and places as the Board, the Chairman, if any, or the President shall from time to time determine.

          (3) Notice of Meetings.  The Secretary shall give notice to each
              ------------------
director of each meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the day on which such meeting is to be held, or shall be sent to him at such place by telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend such meeting. A written waiver or notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

          (4) Place of Meetings.  The Board may hold its meetings at such place
              -----------------
or places within or without the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

          (5) Quorum and Manner of Acting.  One-third of the total number of
              ---------------------------
directors then in office (but not less than two if the number of directors is greater than one) shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law or these By-laws. In the absence of

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a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

          (6) Organization.  At each meeting of the Board, one of the following
              ------------
shall act as chairman of the meeting and preside, in the following order of precedence:

             (2)  the Chairman, if any;

             (3)  the President (if a director);

             (4) any director chosen by a majority of the directors present.

The Secretary or, in the case of his absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary is present) whom the Chairman shall appoint shall act as secretary of such meeting and keep the minutes thereof.

          SECTION 6.  Directors' Consent in Lieu of Meeting.  Any action
                      -------------------------------------
required or permitted to be taken at any meeting of the Board may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the directors and such consent is filed with the minutes of the proceedings of the Board.

          SECTION 7.  Action by Means of Conference Telephone or Similar
                      --------------------------------------------------
Communications Equipment.  Any one or more members of the Board may participate
------------------------
in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

ARTICLE 4

                                   Officers
                                   --------

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          SECTION 1.  Executive Officers.  The executive officers of the
                      ------------------
Corporation shall be a President, a Secretary and a Treasurer and may include a Chairman and such other officers as the Board may appoint pursuant to Section 3 of this Article. Any two or more offices may be held by the same

          SECTION 2.  Authority  All officers, as between themselves and the
                      ---------
Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these By-laws or, to the extent so provided, by the Board.

          SECTION 3.  Other Officers.  The Corporation may have such other
                      --------------
officers, agents and employees as the Board may deem necessary, including one or more Assistant Secretaries and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as the Board, the Chairman of the Board, if any, or the President may from time to time determine. The Board may delegate to any principal officer the power to appoint or remove any such officers, agents or employees.

          SECTION 4.  Term of Office, Resignation and Removal.  All officers
                      ---------------------------------------
shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board. Each officer shall hold office until his successor has been elected or appointed and qualified or his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any officer to give security for the faithful performance of his duties.

          Any officer may resign at any time by giving written notice to the Board or to the chairman, if any, the President or the Secretary, and such resignation shall take effect At the time specified therein or, if the time when it shall become effective is not specified therein, at the time

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it is accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

          All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board or by the stockholders of the Corporation with or without cause.

          SECTION 5.  Vacancies.  If the office of President, Secretary or
                      ---------
Treasurer becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board may fill such vacancy. Any officer so appointed or elected by the Board shall serve only until such time as the unexpired term of his predecessor shall have expired unless reelected or reappointed by the Board.

          SECTION 6.  Chairman of the Board.  If there shall be a Chairman of
                      ---------------------
the Board, he shall preside at meetings of the Board and of the stockholders at which he is present, and shall give counsel and advise to the Board and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the conduct of its business. He shall perform such other duties as the Board may from time to time determine.

          SECTION 7.  The President.  The President shall be the Chief Executive
                      -------------
Officer of the Corporation and unless the Chairman be appointed and present or the Board has provided otherwise by resolution, he shall preside at all meetings of the Board and the stockholders at which he is present. He shall have general and active management and control of the business and affairs of the corporation subject to the control of the Board, and shall see that all orders and resolutions of the Board are carried into effect.

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          SECTION 8.  The Secretary.  The Secretary shall, to the extent
                      -------------
practicable, attend all meetings of the Board and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman, if any, or the President, under whose supervision he shall act. He shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or, if appointed, an Assistant Secretary or an Assistant Treasurer. He shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chairman, if any, President or the Board.

          SECTION 9.  The Treasurer.  The Treasurer shall have the care and
                      -------------
custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairman, if any, President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation; and, in general, perform all the duties incident to the

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office of Treasurer and such other duties as from time to time may be assigned to him by the Chairman, if any, President or the Board.

ARTICLE 5

                Contracts, Checks, Drafts, Bank Accounts, Etc.
                ---------------------------------------------

          SECTION 1.  Execution of Documents.  The Board shall designate the
                      ----------------------
officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees of agents of the Corporation; and, unless so designated or expressly authorized by these By-laws, no officer or agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

          SECTION 2.  Deposits.  All funds of the Corporation not otherwise
                      --------
employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Treasurer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

          SECTION 3.  Proxies in Respect of Stock or Other Securities of Other
                      --------------------------------------------------------
Corporations.  The Board shall designate the officers of the Corporation who
------------
shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent in respect of such stock

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or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights.

ARTICLE 6

                 Shares and Their Transfer; Fixing Record Date
                 ---------------------------------------------

          SECTION 1.  Certificates for Shares.  Every owner of stock of the
                      -----------------------
Corporation shall be entitled to have a certificate certifying the number and class of shares owned by him in the Corporation, which shall otherwise be in such form as shall be prescribed by the Board. certificates shall be issued in consecutive order and shall be numbered in the order of their issue, and shall be signed by, or in the name of, the Corporation by the Chairman, if any, the President or any Vice President and by the Treasurer (or an Assistant Treasurer, if appointed) or the Secretary (or an Assistant Secretary, if appointed). In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate had not ceased to be such officer or officers of the Corporation.

          SECTION 2.  Record.  A record (herein called the stock record) in one
                      ------
or more counterparts shall be kept of the name of the person, firm or corporation owning the shares

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represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

          SECTION 3.  Transfer and Registration of Stock.
                      ----------------------------------

          (a) The transfer of stock and certificates of stock which represent the stock of the Corporation shall be governed by Article 8 of Subtitle 1 of Title 6 of the Delaware Code (the Uniform Commercial Code), as amended from time to time.

          (b) Registration of transfers of shares of the Corporation shall be made only an the books of the Corporation upon request of the registered holder thereof, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and upon the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

          SECTION 4.  Addresses of Stockholders.  Each stockholder shall
                      -------------------------
designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him, and, if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his post office address, if any, as the same appears on the share record books of the Corporation or at his last known post-office address.

          SECTION 5.  Lost, Destroyed and Mutilated Certificates.  The holder of
                      ------------------------------------------
any shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to

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him a new certificate or certificates for shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

          SECTION 6.  Regulations.  The Board may make such rules and
                      -----------
regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for stock of the Corporation.

          SECTION 7.  Fixing Date for Determination of Stockholders of Record.
                      -------------------------------------------------------
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

ARTICLE 7

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                                     Seal
                                     ----
          The Board may provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation and the words and figures "Corporate Seal Delaware."

ARTICLE 8

                                  Fiscal Year
                                  -----------

          The fiscal year of the Corporation shall be determined by the Board of Directors.

ARTICLE 9

                         Indemnification and Insurance
                         -----------------------------

          SECTION 1.  Indemnification.  (a) To the fullest extent permitted by
                      ---------------
the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for breach of fiduciary duty as a director.

          (b) Any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation shall be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, or in connection with any appeal therein; provided, that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, or with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct unlawful; except that no indemnification shall be made in the case of an action, suit or

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

proceeding by or in the right of the Corporation in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director, officer, employee or agent is liable to the Corporation, unless a court having jurisdiction shall determine that, despite such adjudication, such person is fairly and reasonably entitled to indemnification.

          (c) Without limitation of any right conferred by paragraph (a) of this Section, any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation, or is or was acting at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise including, without limitation, as a fiduciary of, or otherwise rendering services to, any employee benefit plan of or relating to the Corporation, shall be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, or in connection with any appeal therein; provided, that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, or with respect to a criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; except that no indemnification shall be made in the case of an action, suit or proceeding by or in the right of the Corporation in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director, officer, employee or agent is liable to the Corporation unless a court having jurisdiction shall determine that, despite such adjudication, such person is fairly and reasonably entitled to indemnification.

          (d) The foregoing rights of indemnification shall not be deemed exclusive of any other rights to which any director, officer, employee or agent may be entitled or of any power of the Corporation apart from the provisions of this Section.

          SECTION 2.  Insurance for Indemnification.  The Corporation may
                      -----------------------------
purchase and maintain insurance for the indemnification of the corporation and the directors, officers, employees and agents of the Corporation to the full extent and in the manner permitted by the applicable laws of the United States and the State of Delaware from time to time in effect.

ARTICLE 10

                               Option Repricing
                               ----------------

          In no event shall any stock option already issued and outstanding be repriced to a lower strike price at any time during the term of such option, without the prior affirmative vote of a majority of shares of stock of the Corporation present at a stockholders' meeting in person or by proxy and entitled to vote thereon. Any amendment or repeal of this provision requires the affirmative vote of the holders of the majority of the shares of stock of the Corporation present at a stockholders' meeting in person or by proxy and entitled to vote thereon.

ARTICLE 11

                                  Amendments
                                  ----------

          Any by-law (including these By-laws) may be adopted, amended or repealed by the vote of the holders of a majority of the shares then entitled to vote at an election of directors or by consent of the stockholders pursuant to
Section 10 of Article II, or by vote of the Board or by the directors' written consent pursuant to Section 6 of Article III.

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